UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-21348

Name of Fund:  Muni Intermediate Term Duration Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Muni Intermediate Term Duration Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/04

Date of reporting period: 06/01/03 - 05/31/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


Muni Intermediate Duration
Fund, Inc.


Annual Report
May 31, 2004


Muni Intermediate Duration Fund, Inc. seeks to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of Muni Intermediate Duration Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Muni Intermediate Duration Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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Muni Intermediate Duration Fund, Inc.


The Benefits and Risks of Leveraging


Muni Intermediate Duration Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of May 31, 2004, none of the Fund's net assets were invested in inverse floaters.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



A Letter From the President


Dear Shareholder

For the six-month and 12-month periods ended May 31, 2004, the Lehman Brothers Municipal Bond Index posted respective returns of -.22% and -.03%. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, returned +.60% for the six-month period and -.44% for the 12-month period ended May 31, 2004. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, generally mimicking the movement of U.S. Treasury yields. Given their tax-exempt status, however, municipal bonds continued to be an attractive fixed income investment alternative.

By May month-end, the Federal Reserve Board appeared poised to raise the Federal Funds target rate from its 45-year low of 1%. This anticipated shift in monetary policy was largely prompted by better-than-expected employment reports for the months of March, April and May, as well as by rising producer prices. The good news on the employment front - previously a dim spot in an otherwise bright economic picture - helped cause the yield on the 10-year Treasury bond to spike 75 basis points (.75%), from 3.91% on April 1 to 4.66% on May 28.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. Although we did experience a market correction toward the end of the period, for the six months and 12 months ended May 31, 2004, the Standard & Poor's 500 Index returned +6.79% and +18.33%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties - including the possibility of geopolitical events - that can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



A Discussion With Your Fund's Portfolio Manager


We maintained the portfolio's defensive stance throughout the period, as we believe this positioning readies the Fund for relative outperformance once interest rates begin to rise.


Describe the recent market environment relative to municipal bonds.

Amid considerable volatility, yields on long-term fixed income securities moved higher over the past 12 months as bond prices - which move opposite of yields - fell. The rise in bond yields was largely driven by robust economic activity and long-awaited job growth.

At the start of the period, bond yields declined (and prices rose) as the Federal Reserve Board lowered short-term interest rates in order to bolster the then sputtering U.S. economic activity. Long-term U.S. Treasury bond yields had fallen to their recent historic low of 4.17% by mid-June 2003. As economic growth gained steam, yields rose (and prices declined) dramatically until again turning downward on continued reports of lackluster job growth. The trend reversed once more in early April 2004 when a surprisingly strong monthly employment report triggered fears that the long-accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) for the remainder of the period.

At the end of May, long-term bond yields had risen to 5.35%, an increase of nearly 100 basis points (1.00%) over the 12-month period. Ten-year U.S. Treasury note yields ended May at 4.65%, an increase of more than 125 basis points during the past year. Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose approximately 55 basis points during the past 12 months. For the same period, yields on AAA-rated issues maturing in 30 years rose approximately 65 basis points to 4.99% while yields on 10-year, AAA-rated issues increased more than 80 basis points to nearly 3.95%, according to Municipal Market Data.

The more marked increase in 10-year bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. Overall, in the past 12 months, nearly $385 billion in long-term tax-exempt bonds was issued, comparable to the prior year's issuance. In more recent months, however, the pace of underwriting has quickened. More than $92 billion in long-term municipal obligations was marketed in the past three months, an increase of more than 12.5% compared to the same period a year ago.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Recent Federal Reserve Board statistics showed that U.S. household holdings of municipal securities increased by more than $25 billion during the fourth quarter of 2003 to approximately $680 billion.


How did the Fund perform during the fiscal year in light of the existing market conditions?

Since inception (August 1, 2003) through May 31, 2004, the Common Stock of Muni Intermediate Duration Fund, Inc. had net annualized yields of 5.93% and 6.58%, based on a period-end per share net asset value of $14.52 and a per share market price of $13.10, respectively, and $.720 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.09%, based on a change in per share net asset value from $14.33 to $14.52, and assuming reinvestment of $.648 per share ordinary income dividends.

For the six-month period ended May 31, 2004, the total investment return on the Fund's Common Stock was +.62%, based on a change in per share net asset value from $14.88 to $14.52, and assuming reinvestment of $.432 per share income dividends.

For the six-month period ended May 31, 2004, the Fund's Auction
Market Preferred Stock (AMPS) had an average yield of .91%.

The Fund's total return, based on net asset value, since inception through May 31, 2004 lagged the +7.01% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the same period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)



MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



Since its inception, we have positioned the Fund to be less sensitive to interest rate changes than the average longer-maturity, closed-end, leveraged municipal bond fund. Given the historically low interest rate environment, our goal was to seek to protect the Fund's net asset value from any negative price impact associated with an eventual rise in interest rates. While this strategy resulted in a lower relative total return than the Lipper category, in a period generally characterized by falling interest rates (since the Fund's inception on August 1, 2003) we believe it effectively positions the Fund for relative outperformance when interest rates ultimately head higher. In fact, we expect long-term interest rates to rise in the coming months.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


How have you managed the Fund since its inception?

The Fund commenced operations on August 1, 2003, and we quickly achieved a fully invested portfolio. Our strategy aims to provide a lower-duration alternative to longer-maturity, closed-end, leveraged funds. To that end, we invested the portfolio's assets predominantly in 15-year - 20-year bonds and a combination of lower investment grade and non-investment grade securities. Given the relative steepness of the municipal yield curve, we felt longer intermediate maturities (15 years - 20 years) represented the greatest value in the high-grade municipal market. For example, purchasing bonds that mature in 2023 captures 95% of the yield on the curve while avoiding the significant duration risk associated with longer-dated bonds.

In our view, the lower investment grade and non-investment grade securities represented value, given the historically wide credit spreads that had existed for some time and the possibility that these spreads would narrow significantly with an improving economy. In fact, this contraction in spreads occurred, causing lower credit quality issues to significantly outperform the broader municipal market.

Since its inception, the Fund's borrowing costs generally remained in the .85% - 1.15% range. These attractive funding levels, in combination with the steep municipal yield curve, continued to generate significant income to the Fund's Common Stock shareholders. Currently, the Federal Reserve Board appears poised to begin raising short-term interest rates. The increase, however, is expected to be gradual and should not have a material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 34.04% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We remained fully invested at the close of the period and defensively structured. In our opinion, the economy is on track for continued growth, which we expect should push interest rates higher over time. Therefore, the portfolio's defensive positioning should ultimately serve to benefit relative performance.

We believe credit spreads will continue to narrow, although not at the same pace seen in the last several months. Nevertheless, we expect that the Fund's position in lower-quality issues should continue to make a positive contribution to performance.


Robert A. DiMella
Vice President and Portfolio Manager

June 9, 2004



MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Schedule of Investments                                                                                      (In Thousands)

            S&P        Moody's    Face
State       Ratings+++ Ratings+++ Amount    Municipal Bonds                                                        Value
Arizona--0.9%   NR*     NR*      $  3,000   Navajo County, Arizona, IDA, IDR (Stone Container Corporation
                                            Project), AMT, 7.20% due 6/01/2027                                    $   2,967
                                            Pima County, Arizona, IDA, Education Revenue Bonds (Arizona
                                            Charter Schools Project):
                NR*     Baa3        1,000      Series C, 6.70% due 7/01/2021                                          1,019
                NR*     Baa3        1,000      Series K/L, 6.375% due 7/01/2031                                         972

California--    AAA     Aaa        18,500   California Pollution Control Financing Authority, PCR, Refunding
22.1%                                       (Pacific Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (d)        19,470
                                            California State Department of Water Resources, Power Supply
                                            Revenue Bonds, Series A:
                BBB+    A3          8,500      5.25% due 5/01/2020                                                    8,663
                BBB+    A3          5,000      5.375% due 5/01/2021                                                   5,132
                BBB+    A3          6,500      5.375% due 5/01/2022                                                   6,648
                AA-     Aa3         2,800   California State Economic Recovery Bonds, GO, Series A, 5% due
                                            7/01/2017                                                                 2,894
                AAA     Aaa         5,000   California State, GO, Refunding, 5.25% due 2/01/2027 (d)                  5,052
                BBB-    Baa1       10,000   California State Public Works Board, Lease Revenue Bonds
                                            (Department of Corrections), Series C, 5.50% due 6/01/2020               10,321
                BBB     A3         17,500   California State, Various Purpose, GO, 5.50% due 4/01/2028               17,900
                A       A3          2,500   California Statewide Communities Development Authority, Health
                                            Facility Revenue Bonds (Memorial Health Services), Series A, 6%
                                            due 10/01/2023                                                            2,624
                NR*     NR*         2,400   Elk Grove, California, Poppy Ridge Community Facilities Number 3
                                            Special Tax, Series 1, 6% due 9/01/2028                                   2,299
                                            Golden State Tobacco Securitization Corporation of California,
                                            Tobacco Settlement Revenue Bonds, Series B:
                BBB-    Baa1        5,000      5.625% due 6/01/2020                                                   5,064
                BBB-    Baa1        2,000      5.75% due 6/01/2021                                                    2,042
                BBB-    Baa1        7,575      5.75% due 6/01/2022                                                    7,721
                BBB-    Baa1        7,495      5.75% due 6/01/2023                                                    7,626
                                            Sacramento, California, Special Tax (North Natomas Community
                                            Facilities), Series 4-C:
                NR*     NR*           585      5.60% due 9/01/2020                                                      581
                NR*     NR*         1,720      5.75% due 9/01/2022                                                    1,695
                NR*     NR*           500      5.90% due 9/01/2023                                                      493
                NR*     NR*         3,000      6% due 9/01/2028                                                       2,984
                AAA     Aaa         2,680   San Dieguito, California, Public Facilities Authority Revenue
                                            Bonds, 5% due 8/01/2021 (a)                                               2,701
                                            San Jose, California, Airport Revenue Bonds, Series A (b):
                AAA     Aaa         2,040      5.25% due 3/01/2016                                                    2,148
                AAA     Aaa         3,000      5.25% due 3/01/2017                                                    3,151
                A+      NR*         4,830   Santa Monica, California, Community College District, COP,
                                            Series A, 5.90% due 2/01/2027                                             5,020

Colorado--4.2%                              Denver, Colorado, City and County Airport Revenue Refunding
                                            Bonds (d):
                AAA     Aaa        11,000      Series A, 5.50% due 11/15/2025                                        11,395
                AAA     Aaa         2,000      Series E, 5.25% due 11/15/2023                                         2,049
                BBB-    NR*         2,250   Montrose, Colorado, Memorial Hospital, Revenue Bonds, 6.375% due
                                            12/01/2023                                                                2,318
                NR*     NR*         7,500   Plaza Metropolitan District No. 1, Colorado, Tax Allocation Revenue
                                            Bonds (Public Improvement Fees), 7.50% due 12/01/2015                     7,573

Connecticut--   BBB     A3          8,000   Connecticut State Development Authority, PCR, Refunding (Connecticut
1.5%                                        Light and Power Company), Series A, 5.85% due 9/01/2028                   8,308




Portfolio Abbreviations


To simplify the listings of Muni Intermediate Duration Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
TAN      Tax Anticipation Notes
VRDN     Variable Rate Demand Notes



MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

            S&P        Moody's    Face
State       Ratings+++ Ratings+++ Amount    Municipal Bonds                                                        Value
Florida--1.4%   NR*     NR*      $  3,000   Harbor Bay, Florida, Community Development District, Capital
                                            Improvement Special Assessment Bonds, 6.75% due 5/01/2034             $   3,159
                NR*     NR*         1,085   Portofino Shores, Florida, Community Development District,
                                            Special Assessment Bonds, Series A, 6.40% due 5/01/2034                   1,115
                NR*     Baa3        2,290   South Lake County, Florida, Hospital District Revenue Bonds
                                            (South Lake Hospital Inc.), 6.625% due 10/01/2023                         2,351
                NR*     NR*         1,000   Sterling Hill, Florida, Community Development District, Capital
                                            Improvement Revenue Refunding Bonds, Series B, 5.50% due 11/01/2010         999

Georgia--1.7%   NR*     NR*         1,500   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                            Project), 7.90% due 12/01/2024                                            1,553
                NR*     NR*         4,500   Fulton County, Georgia, Residential Care Facilities Revenue
                                            Refunding Bonds (Canterbury Court Project), Series A, 5.80% due
                                            2/15/2018                                                                 4,459
                                            Savannah, Georgia, EDA, Revenue Bonds (Marshes of Skidaway), First
                                            Mortgage, Series A:
                NR*     NR*         1,245      6.25% due 1/01/2012                                                    1,224
                NR*     NR*         2,245      6.85% due 1/01/2019                                                    2,247

Idaho--0.2%     NR*     Aa1         1,025   Idaho Housing and Finance Association, S/F Mortgage Revenue Bonds,
                                            AMT, Series F-2, 5.85% due 7/01/2015 (f)                                  1,041

Illinois--12.1% AAA     Aaa         2,510   Chicago, Illinois, O'Hare International Airport Revenue Bonds,
                                            3rd Lien, AMT, Series B-2, 6% due 1/01/2029 (e)                           2,678
                                            Chicago, Illinois, O'Hare International Airport, Revenue Refunding
                                            Bonds, 3rd Lien, AMT, Series A-2:
                A-      A2         18,955      6% due 1/01/2017                                                      20,580
                AAA     Aaa        12,300      5.75% due 1/01/2019 (c)                                               13,189
                AAA     Aaa         4,000   Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second
                                            Lien, 5.25% due 1/01/2028 (a)                                             4,033
                                            Hodgkins, Illinois, Environmental Improvement Revenue Bonds, AMT:
                BBB     Baa1        5,280      (MBM Project), 6% due 11/01/2015                                       5,422
                BBB     Baa1        6,000      (Metro Biosolids Management LLC Project), 5.90% due 11/01/2017         6,095
                BBB     NR*         6,930   Illinois Development Finance Authority Revenue Bonds (Community
                                            Rehabilitation Providers Facilities), Series A, 6.625% due 7/01/2032      7,122
                BBB     NR*         5,540   Illinois Development Finance Authority, Revenue Refunding Bonds
                                            (Community Rehabilitation Providers), Series A, 6.05% due 7/01/2019       5,628
                AAA     Aaa         2,070   Illinois Health Facilities Authority Revenue Bonds (University of
                                            Chicago Hospital System), 5.375% due 8/15/2017 (d)                        2,179

Indiana--1.5%                               Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                            Series A (b):
                AAA     Aaa         3,230      5.25% due 6/01/2024                                                    3,311
                AAA     Aaa         5,000      5.25% due 6/01/2025                                                    5,090

Louisiana--     B       NR*         3,900   Hodge, Louisiana, Utility Revenue Refunding Bonds (Stone Container
2.3%                                        Corporation), AMT, 7.45% due 3/01/2024                                    3,899
                                            Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                            Company Project):
                BB-     NR*         3,500      7.50% due 7/01/2013                                                    3,604
                BB-     NR*         5,000      6.50% due 1/01/2017                                                    5,041

Maine--1.6%     NR*     Baa2        1,965   Portland, Maine, Housing Development Corporation, Senior Living
                                            Revenue Bonds (Avesta Housing Development Corporation Project),
                                            Series A, 6% due 2/01/2034                                                1,894
                NR*     Ba2         7,000   Rumford, Maine, Solid Waste Disposal Revenue Refunding Bonds
                                            (Boise Cascade Corporation Project), AMT, 6.875% due 10/01/2026           6,985

Massachusetts--                             Massachusetts State Development Finance Agency, Resource Recovery
0.5%                                        Revenue Bonds (Ogden Haverhill Associates), AMT, Series B:
                BBB     NR*         1,210      5.35% due 12/01/2015                                                   1,141
                BBB     NR*         2,000      5.50% due 12/01/2019                                                   1,880


MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

            S&P        Moody's    Face
State       Ratings+++ Ratings+++ Amount    Municipal Bonds                                                        Value
Michigan--3.1%  BBB     Baa2     $  4,500   Cornell Township, Michigan, Economic Development Revenue Refunding
                                            Bonds (Mead Westvaco Corporation--Escanaba Project), 5.875% due
                                            5/01/2018                                                             $   4,654
                BBB     Baa2        4,500   Delta County, Michigan, Economic Development Corporation,
                                            Environmental Improvement Revenue Refunding Bonds (Mead
                                            Westvaco--Escanaba), Series A, 6.25% due 4/15/2027                        4,664
                BBB-    NR*         3,325   Macomb County, Michigan, Hospital Finance Authority, Hospital
                                            Revenue Bonds (Mount Clemens General Hospital), Series B, 5.875%
                                            due 11/15/2034                                                            3,050
                A       A2          4,795   Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                                            (Oakwood Obligated Group), Series A, 6% due 4/01/2022                     4,995

Minnesota--                                 Minneapolis and Saint Paul, Minnesota, Housing and Redevelopment
0.7%                                        Authority, Health Care System Revenue Bonds (Group Health Plan Inc.
                                            Project):
                BBB+    Baa1        1,000      6% due 12/01/2019                                                      1,038
                BBB+    Baa1        2,545      6% due 12/01/2021                                                      2,623

Mississippi--                               Mississippi Business Finance Corporation, Mississippi, PCR,
1.4%                                        Refunding (System Energy Resources Inc. Project):
                BBB-    Ba1         5,000      5.875% due 4/01/2022                                                   5,021
                BBB-    Ba1         2,910      5.90% due 5/01/2022                                                    2,929

Missouri--3.4%                              St. Louis, Missouri, Airport Revenue Bonds (Airport Developmental
                                            Program), Series A (d):
                AAA     Aaa         5,220      5.625% due 7/01/2016                                                   5,625
                AAA     Aaa         3,500      5.625% due 7/01/2017                                                   3,794
                AAA     Aaa         8,500      5.625% due 7/01/2018                                                   9,214

Montana--0.3%   AA+     Aa1         1,355   Montana State Board of Housing, AMT, S/F Program Revenue Bonds,
                                            Series B-2, 6.35% due 12/01/2021 (f)                                      1,402

Nevada--0.4%    NR*     NR*         2,250   Clark County, Nevada, Improvement District No. 142 Special Assessment,
                                            6.375% due 8/01/2023                                                      2,234

New Jersey--    AAA     Aaa         7,735   Casino Reinvestment Development Authority, New Jersey, Parking Fee
5.9%                                        Revenue Bonds, 5% due 10/01/2021 (a)                                      7,877
                                            Garden State Preservation Trust, New Jersey, Open Space and Farmland
                                            Preservation Revenue Bonds, Series A (c):
                AAA     Aa3         3,635      5.80% due 11/01/2021                                                   3,810
                AAA     Aa3         5,050      5.80% due 11/01/2023                                                   5,225
                B       Caa2        5,540   New Jersey EDA, Special Facility Revenue Bonds (Continental
                                            Airlines Inc. Project), AMT, 6.625% due 9/15/2012                         4,767
                AAA     Aaa         2,030   Sparta Township, New Jersey, School District, GO, Refunding, 5%
                                            due 9/01/2020 (d)                                                         2,071
                BBB     Baa3        9,535   Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed
                                            Revenue Bonds, 5.75% due 6/01/2016                                        8,613

New Mexico--                                Farmington, New Mexico, PCR, Refunding:
2.2%            BBB     Baa2        3,000      (Public Service Company of New Mexico--San Juan), Series D,
                                               6.375% due 4/01/2022                                                   3,121
                B+      Ba3         9,000      (Tucson Electric Power Co.--San Juan Project), Series A,
                                               6.95% due 10/01/2020                                                   9,294

New York--      NR*     NR*         1,250   Dutchess County, New York, IDA, Civic Facility Revenue Bonds
31.6%                                       (Saint Francis Hospital), Series B, 7.25% due 3/01/2019                   1,227
                A       A2         10,500   Metropolitan Transportation Authority, New York, Revenue Refunding
                                            Bonds, Series A, 5.75% due 11/15/2032                                    10,937
                NR*     NR*         3,165   New York City, New York, City IDA, Civic Facility Revenue Bonds
                                            (Special Needs Facilities Pooled Program), Series C-1, 5.50% due
                                            7/01/2007                                                                 3,149
                                            New York City, New York, City IDA, Special Facility Revenue
                                            Bonds, AMT:
                BB-     Ba2         1,250      (British Airways PLC Project), 7.625% due 12/01/2032                   1,194
                CCC+    NR*         3,000      (Continental Airlines Inc. Project), 8.375% due 11/01/2016             2,853
                                            New York City, New York, City Transitional Finance Authority,
                                            Future Tax Secured Revenue Bonds, Series C:
                AA+     Aa2            20      5.50% due 5/01/2009 (g)                                                   22
                AA+     Aa2         2,780      5.50% due 5/01/2025                                                    2,878


MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

            S&P        Moody's    Face
State       Ratings+++ Ratings+++ Amount    Municipal Bonds                                                        Value
New York                                    New York City, New York, GO, Refunding:
(concluded)     A       A2       $  5,000      Series B, 5.75% due 8/01/2015                                      $   5,402
                AAA     A2          5,050      Series F, 5.25% due 8/01/2015 (d)                                      5,344
                A       A2         14,000   New York City, New York, GO, Series C, 5.50% due 8/01/2013               15,206
                A       A3          5,580   New York State Dormitory Authority, Lease Revenue Refunding Bonds
                                            (Court Facilities), Series A, 5.25% due 5/15/2012                         6,004
                NR*     A3          1,000   New York State Dormitory Authority Revenue Bonds (North Shore L. I.
                                            Jewish Group), 5% due 5/01/2012                                           1,045
                                            New York State Dormitory Authority, Revenue Refunding Bonds:
                AAA     Aaa         7,775      (City University System), Consolidated Second Generation,
                                               Series A, 6.125% due 7/01/2013 (a)                                     8,882
                NR*     A3          2,350      (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2016            2,508
                BB      Ba1         7,000      (Mount Sinai Health), Series A, 6.625% due 7/01/2018                   7,102
                BB      Ba1         5,000      (Mount Sinai Health), Series A, 6.625% due 7/01/2019                   5,074
                AAA     Aaa        15,000      (North Shore University Hospital), 5.20% due 11/01/2017 (d)           15,691
                AA      Aaa         1,970   New York State Dormitory Authority, State Personal Income Tax
                                            Revenue Bonds, Series A, 5% due 3/15/2022 (d)                             1,994
                A+      NR*        16,550   New York State Municipal Bond Bank Agency, Special School Purpose
                                            Revenue Bonds, Series C, 5.25% due 12/01/2020                            16,956
                                            New York State Thruway Authority, Service Contract Revenue Refunding
                                            Bonds (Local Highway and Bridges Project):
                AA-     A3          4,695      5.50% due 4/01/2012 (g)                                                5,277
                AA-     A3             60      5.50% due 4/01/2017                                                       65
                                            New York State Urban Development Corporation, Correctional and Youth
                                            Facilities Services, Revenue Refunding Bonds, Series A:
                AA-     A3          4,500      5% due 1/01/2017                                                       4,780
                AA-     A3         11,650      5.50% due 1/01/2017                                                   12,710
                                            New York State Urban Development Corporation Revenue Bonds,
                                            Subordinate Lien, Corporation Purpose, Series A:
                A       A2          2,500      5.125% due 7/01/2016                                                   2,591
                A       A2          2,500      5.125% due 7/01/2017                                                   2,572
                A       A2          1,895      5.125% due 7/01/2019                                                   1,924
                A       A2          1,000      5.125% due 7/01/2021                                                   1,006
                NR*     NR*         2,000   Schenectady, New York, GO, TAN, 6.25% due 12/30/2004                      1,994
                                            Tobacco Settlement Financing Corporation of New York Revenue Bonds,
                                            Series A-1:
                AA-     NR*        10,000      5.50% due 6/01/2014                                                   10,651
                AA-     A3          8,385      5.25% due 6/01/2016                                                    8,735
                AA-     NR*         3,340      5.50% due 6/01/2016                                                    3,523
                AAA     NR*         5,000      5.25% due 6/01/2022 (a)                                                5,137

North           NR*     NR*         6,000   North Carolina Medical Care Commission, Health Care Facilities,
Carolina--2.2%                              First Mortgage Revenue Refunding Bonds (Presbyterian Homes Project),
                                            7% due 10/01/2031                                                         6,341
                                            North Carolina Medical Care Commission, Hospital Revenue Bonds
                                            (Maria Parham Medical Center) (h):
                AA      NR*         2,505      5.50% due 10/01/2013                                                   2,726
                AA      NR*         2,940      5.50% due 10/01/2016                                                   3,121

Ohio--2.5%                                  Jackson, Ohio, Local School District Refunding Bonds (Stark and
                                            Summit Counties), GO, Facilities Construction and Improvement (b):
                AAA     Aaa         3,590      5.25% due 12/01/2022                                                   3,740
                AAA     Aaa         3,980      5.25% due 12/01/2024                                                   4,108
                AAA     Aaa         4,350      5.25% due 12/01/2026                                                   4,445
                NR*     NR*         1,280   Port of Greater Cincinnati Development Authority, Ohio, Special
                                            Assessment Revenue Bonds (Cooperative Public Parking Infrastructure
                                            Project), 6.30% due 2/15/2024                                             1,238


MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

            S&P        Moody's    Face
State       Ratings+++ Ratings+++ Amount    Municipal Bonds                                                        Value
Oklahoma--1.8%  A1+     VMIG1++  $  2,400   Oklahoma State Industries Authority, Revenue Refunding Bonds
                                            (Integris Baptist), VRDN, Series B, 1.06% due 8/15/2029 (d)(i)        $   2,400
                B-      Caa2        8,000   Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding Bonds
                                            (AMR Corporation), AMT, Series A, 5.80% due 6/01/2035                     7,764

Pennsylvania--  NR*     NR*         9,000   Pennsylvania Economic Development Financing Authority, Exempt
4.7%                                        Facilities Revenue Bonds (National Gypsum Company), AMT, Series A,
                                            6.25% due 11/01/2027                                                      8,847
                NR*     NR*         2,800   Philadelphia, Pennsylvania, Authority for Industrial Development,
                                            Health Care Facility Revenue Refunding Bonds (Paul's Run), Series A,
                                            5.875% due 5/15/2028                                                      2,685
                AAA     Aaa         7,490   Philadelphia, Pennsylvania, Gas Works Revenue Refunding Bonds, 1975
                                            General Ordinance, 17th Series, 5.375% due 7/01/2022 (c)                  7,838
                                            Sayre, Pennsylvania, Health Care Facilities Authority, Revenue
                                            Refunding Bonds, Series A:
                A-      NR*         1,750      (Guthrie Health), 6.25% due 12/01/2015                                 1,893
                A-      NR*         3,000      (Guthrie Health), 6.25% due 12/01/2016                                 3,224
                A-      NR*         1,490      (Guthrie Healthcare System), 6.25% due 12/01/2018                      1,604

South           AAA     Aaa         5,000   South Carolina State Public Service Authority, Revenue Refunding
Carolina--1.3%                              Bonds, Series A, 5.50% due 1/01/2010 (c)                                  5,541
                BBB     Baa3        2,000   Tobacco Settlement Revenue Management Authority of South Carolina,
                                            Tobacco Settlement Revenue Bonds, Series B, 6.375% due 5/15/2028          1,722

Tennessee--3.7% BB      Ba2         5,000   McMinn County, Tennessee, IDB, PCR (Calhoun Newsprint Co. Project),
                                            AMT, 7.625% due 3/01/2016                                                 5,004
                A-      Baa1        3,500   Shelby County, Tennessee, Health, Educational and Housing Facility
                                            Board, Hospital Revenue Bonds (Methodist Healthcare), 6.25% due
                                            9/01/2018                                                                 3,771
                                            Shelby County, Tennessee, Health, Educational and Housing Facility
                                            Board, Hospital Revenue Refunding Bonds (Methodist Healthcare):
                A-      Baa1        2,000      6% due 9/01/2016                                                       2,138
                A-      Baa1        4,000      6% due 9/01/2017                                                       4,251
                                            Shelby County, Tennessee, Health, Educational and Housing Facility
                                            Board Revenue Bonds (Germantown Village), Series A:
                NR*     NR*         3,550      6.75% due 12/01/2018                                                   3,568
                NR*     NR*         1,450      7% due 12/01/2023                                                      1,449

Texas--22.0%                                Austin, Texas, Convention Center Revenue Bonds (Convention
                                            Enterprises Inc.), First Tier, Series A:
                BBB-    Baa3        6,445      6.375% due 1/01/2016                                                   6,684
                BBB-    Baa3       10,260      6.70% due 1/01/2032                                                   10,589
                A1+     VMIG1++    15,800   Bell County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN,
                                            Series 2001-2, 1.06% due 8/15/2031 (d)(i)                                15,800
                BBB-    NR*         1,500   Bexar County, Texas, Health Facilities Development Corporation,
                                            Revenue Refunding Bonds (Army Retirement Residence Project), 6.30%
                                            due 7/01/2032                                                             1,536
                BBB     Baa2        4,885   Brazos River Authority, Texas, PCR, Refunding (Texas Utility Company),
                                            AMT, Series A, 7.70% due 4/01/2033                                        5,534
                A       A3          1,700   Brazos River, Texas, Harbor Navigation District, Brazoria County
                                            Environmental Revenue Refunding Bonds (Dow Chemical Company Project),
                                            AMT, Series A-7, 6.625% due 5/15/2033                                     1,814
                BBB-    Baa3        7,850   Dallas-Fort Worth, Texas, International Airport Facility,
                                            Improvement Corporation Revenue Bonds (Learjet Inc.), AMT,
                                            Series 2001-A-1, 6.15% due 1/01/2016                                      7,815
                BB      Ba3         2,440   Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds
                                            (Citgo Petroleum Corporation Project), AMT, 7.50% due 5/01/2025           2,555
                A1+     VMIG1++     2,000   Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Bonds (Texas Children's Hospital), VRDN, Series B-1,
                                            1.11% due 10/01/2029 (d)(i)                                               2,000


MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

            S&P        Moody's    Face
State       Ratings+++ Ratings+++ Amount    Municipal Bonds                                                        Value
Texas           NR*     NR*      $  1,000   Houston, Texas, Health Facilities Development Corporation,
(concluded)                                 Retirement Facility Revenue Bonds (Buckingham Senior Living
                                            Community), Series A, 7% due 2/15/2023                                $   1,003
                                            Houston, Texas, Utility System Revenue Refunding Bonds, First
                                            Lien, Series A:
                AAA     Aaa        25,000      5.25% due 5/15/2022 (c)                                               25,882
                AAA     Aaa        10,500      5.25% due 5/15/2023 (b)                                               10,820
                A-      A3          7,420   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                            Semiconductor), AMT, 6.95% due 4/01/2030                                  8,299
                BBB     NR*         1,150   Lufkin, Texas, Health Facilities Development Corporation, Health
                                            System Revenue Bonds (Memorial Health System of East Texas), 5.70%
                                            due 2/15/2028                                                             1,045
                BBB-    Ba2         2,600   Matagorda County, Texas, Navigation District Number 1, Revenue
                                            Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029         2,808
                BB      Ba3         2,300   Port Corpus Christi, Texas, Individual Development Corporation,
                                            Environmental Facilities Revenue Bonds (Citgo Petroleum Corporation
                                            Project), AMT, 8.25% due 11/01/2031                                       2,428
                                            Sabine River Authority, Texas, PCR, Refunding (TXU Electric Company
                                            Project/TXU Energy Company LLC), Series B:
                BBB     Baa2        4,120      6.15% due 8/01/2022                                                    4,248
                BBB     Baa2        5,000      AMT, 5.75% due 5/01/2030                                               5,236
                                            Tomball, Texas, Hospital Authority Revenue Refunding Bonds
                                            (Tomball Regional Hospital):
                NR*     Baa2        2,000      6% due 7/01/2029                                                       1,944
                NR*     Baa2        3,140      6.125% due 7/01/2023                                                   3,140

Utah--5.3%      A1      VMIG1++    29,000   Emery County, Utah, PCR, Refunding (Pacificorp Projects), VRDN,
                                            1.06% due 11/01/2024 (a)(i)                                              29,000

Virginia--6.0%  B       Ba3        10,000   Giles County, Virginia, IDA, Revenue Bonds (Hoechst Celanese
                                            Corporation), AMT, 6.45% due 5/01/2026                                    9,230
                                            James City County, Virginia, IDA, Residential Care Facility Revenue
                                            Refunding Bonds, Series A:
                NR*     NR*         3,285      5.75% due 3/01/2017                                                    3,294
                NR*     NR*         1,000      6% due 3/01/2023                                                         991
                NR*     Ba3         2,250   Loudoun County, Virginia, IDA, IDR, Refunding (Dulles Airport
                                            Marriott Hotel), 7.125% due 9/01/2015                                     2,265
                                            Pittsylvania County, Virginia, IDA Revenue Refunding Bonds, Exempt
                                            Facility, AMT:
                NR*     NR*         6,250      Series A, 7.55% due 1/01/2019                                          5,422
                NR*     NR*         2,500      Series B, 7.65% due 1/01/2010                                          2,244
                BB      Ba2        11,910   Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                            Senior Series A, 5.50% due 8/15/2028                                      9,767

Wyoming--1.6%                               Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                            (FMC Corporation Project), AMT:
                BB+     Ba3         3,895      Series A, 7% due 6/01/2024                                             3,908
                BB+     Ba3         5,000      Series B, 6.90% due 9/01/2024                                          5,039

Guam--0.4%      B+      Ba3         2,250   Commonwealth of the Northern Mariana Islands, GO, Series A, 6.75%
                                            due 10/01/2033                                                            2,243

Puerto          A-      A3         14,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,
Rico--6.1%                                  Series NN, 5.50% due 7/01/2018                                           14,842
                A-      Baa1        8,000   Puerto Rico Public Buildings Authority, Government Facilities
                                            Revenue Refunding Bonds, Series I, 5.50% due 7/01/2021                    8,385
                BBB+    Baa2       10,000   Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                            Revenue Bonds, Series E, 5.50% due 8/01/2029                             10,181


MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

            S&P        Moody's    Face
            Ratings+++ Ratings+++ Amount    Municipal Bonds                                                        Value
Virgin          BBB-    Baa3     $  2,500   Virgin Islands Government Refinery Facilities, Revenue Refunding
Islands--2.5%                               Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021               $   2,642
                                            Virgin Islands Public Finance Authority, Refinery Facilities
                                            Revenue Bonds (Hovensa Refinery), AMT:
                BBB-    Baa3        4,150      5.875% due 7/01/2022                                                   4,200
                BBB-    Baa3        6,750      6.125% due 7/01/2022                                                   6,949

                                            Total Municipal Bonds (Cost--$876,628)--159.1%                          878,403

                Total Investments (Cost--$876,628)--159.1%                                                          878,403
                Liabilities in Excess of Other Assets--(7.5%)                                                      (41,176)
                Preferred Stock, at Redemption Value--(51.6%)                                                     (285,048)
                                                                                                                  ---------
                Net Assets Applicable to Common Stock--100.0%                                                     $ 552,179
                                                                                                                  =========

*Not Rated.

++Highest short-term rating by Moody's Investors Service Inc.

+++Ratings of issues shown are unaudited.

(a)AMBAC Insured.

(b)FGIC Insured.

(c)FSA Insured.

(d)MBIA Insured.

(e)XL Capital Insured.

(f)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.

(g)Prerefunded.

(h)Radian Insured.

(i)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2004.

Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                     (In Thousands)

                                           Net           Dividend
Affiliate                                Activity         Income

Merrill Lynch Institutional
   Tax-Exempt Fund                          --             $134


Forward interest rate swaps entered into as of May 31, 2004 were as follows:

                                                     (In Thousands)

                                                       Unrealized
                                         Notional    Appreciation/
                                          Amount      Depreciation

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate equal to 3.928%.

Broker, J.P. Morgan Chase Bank
Expires July 2014                        $68,000          $ 319

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate equal to 4.385%.

Broker, J.P. Morgan Chase Bank
Expires November 2018                    $ 7,800           (81)
                                                          -----
Total                                                     $ 238
                                                          =====

See Notes to Financial Statements.


MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Statement of Net Assets

As of May 31, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$876,628,263)                 $   878,403,035
           Cash                                                                                                     346,141
           Unrealized appreciation on forward interest rate swaps                                                   237,798
           Receivables:
               Interest                                                                   $    14,173,175
               Securities sold                                                                  6,654,368        20,827,543
                                                                                          ---------------
           Prepaid expenses                                                                                          71,340
                                                                                                            ---------------
           Total assets                                                                                         899,885,857
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                            61,742,096
               Dividends to Common Stock shareholders                                             612,292
               Investment adviser                                                                 264,422
               Other affiliates                                                                     7,036        62,625,846
                                                                                          ---------------
           Accrued expenses                                                                                          32,917
                                                                                                            ---------------
           Total liabilities                                                                                     62,658,763
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per share
           (2,000 Series M7 Shares, 2,700 Series T7 Shares, 2,000 Series W7 Shares,
           2,700 Series TH7 Shares, 2,000 Series F7 Shares of AMPS* issued and
           outstanding at $25,000 per share liquidation preference)                                             285,048,192
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $   552,178,902
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (38,034,934 shares issued and
           outstanding)                                                                                     $     3,803,493
           Paid-in capital in excess of par                                                                     537,193,043
           Undistributed investment income--net                                           $     2,964,351
           Undistributed realized capital gains on investments--net                             6,205,445
           Unrealized appreciation on investments--net                                          2,012,570
                                                                                          ---------------
           Total accumulated earnings--net                                                                       11,182,366
                                                                                                            ---------------
           Total--Equivalent to $14.52 net asset value per share of Common Stock
           (market price--$13.10)                                                                           $   552,178,902
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Statement of Operations

For the Period August 1, 2003++ to May 31, 2004
Investment Income

           Interest                                                                                         $    32,887,174
           Dividends from affiliates                                                                                134,197
                                                                                                            ---------------
           Total income                                                                                          33,021,371
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     3,761,844
           Commission fees                                                                        517,403
           Accounting services                                                                    198,849
           Transfer agent fees                                                                     47,439
           Professional fees                                                                       42,154
           Custodian fees                                                                          36,861
           Directors' fees and expenses                                                            24,529
           Pricing fees                                                                            19,818
           Printing and shareholder reports                                                        16,659
           Other                                                                                   11,739
                                                                                          ---------------
           Total expenses before waiver                                                         4,677,295
           Waiver of expenses                                                                 (1,256,455)
                                                                                          ---------------
           Total expenses after waiver                                                                            3,420,840
                                                                                                            ---------------
           Investment income--net                                                                                29,600,531
                                                                                                            ---------------

Realized & Unrealized Gain on Investments--Net

           Realized gain on investments--net                                                                      6,184,907
           Unrealized appreciation on investments--net                                                            2,012,570
                                                                                                            ---------------
           Total realized and unrealized gain on investments--net                                                 8,197,477
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                               (2,161,817)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    35,636,191
                                                                                                            ===============

++Commencement of operations.

See Notes to Financial Statements.


MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Statement of Changes in Net Assets
                                                                                                           For the Period
                                                                                                          August 1, 2003++
                                                                                                             to May 31,
Increase (Decrease) in Net Assets:                                                                              2004
Operations

           Investment income--net                                                                           $    29,600,531
           Realized gain on investments--net                                                                      6,184,907
           Unrealized appreciation on investments--net                                                            2,012,570
           Dividends to Preferred Stock shareholders                                                            (2,161,817)
                                                                                                            ---------------
           Net increase in net assets resulting from operations                                                  35,636,191
                                                                                                            ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                                              (24,453,825)
                                                                                                            ---------------
           Net decrease in net assets resulting from dividends to Common Stock shareholders                    (24,453,825)
                                                                                                            ---------------

Stock Transactions

           Net proceeds from issuance of Common Stock                                                           543,991,875
           Offering costs resulting from the issuance of Common Stock                                             (662,473)
           Offering and underwriting costs resulting from the issuance of Preferred Stock                       (3,205,458)
           Value of shares issued to Common Stock shareholders in reinvestment of dividends                         772,589
                                                                                                            ---------------
           Net increase in net assets derived from stock transactions                                           540,896,533
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Total increase in net assets applicable to Common Stock                                              552,078,899
           Beginning of period                                                                                      100,003
                                                                                                            ---------------
           End of period*                                                                                   $   552,178,902
                                                                                                            ===============
               *Undistributed investment income--net                                                        $     2,964,351
                                                                                                            ===============

++Commencement of operations.

See Notes to Financial Statements.


MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Financial Highlights

The following per share data and ratios have been derived                                                  For the Period
from information provided in the financial statements.                                                    August 1, 2003++
                                                                                                             to May 31,
Increase (Decrease) in Net Asset Value:                                                                         2004
Per Share Operating Performance

           Net asset value, beginning of period                                                             $         14.33
                                                                                                            ---------------
           Investment income--net                                                                                       .79
           Realized and unrealized gain on investments--net                                                             .21
           Dividends to Preferred Stock shareholders from investment income--net                                      (.06)
                                                                                                            ---------------
           Total from investment operations                                                                             .94
                                                                                                            ---------------
           Less dividends to Common Stock shareholders from investment income--net                                    (.65)
                                                                                                            ---------------
           Capital charge resulting from issuance of Common Stock                                                     (.02)
                                                                                                            ---------------
           Capital charge and underwriting costs resulting from issuance of Preferred Stock                           (.08)
                                                                                                            ---------------
           Net asset value, end of period                                                                   $         14.52
                                                                                                            ===============
           Market price per share, end of period                                                            $         13.10
                                                                                                            ===============

Total Investment Return**

           Based on market price per share                                                                       (8.59%)+++
                                                                                                            ===============
           Based on net asset value per share                                                                      6.09%+++
                                                                                                            ===============

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of waiver***                                                                           .75%*
                                                                                                            ===============
           Total expenses***                                                                                         1.03%*
                                                                                                            ===============
           Investment income--net***                                                                                 6.51%*
                                                                                                            ===============
           Amount of dividends to Preferred Stock shareholders                                                        .48%*
                                                                                                            ===============
           Investment income--net, to Common Stock shareholders                                                      6.03%*
                                                                                                            ===============

Ratios Based on Average Net Assets of Common & Preferred Stock***

           Total expenses, net of waiver                                                                              .50%*
                                                                                                            ===============
           Total expenses                                                                                             .69%*
                                                                                                            ===============
           Total investment income--net                                                                              4.37%*
                                                                                                            ===============

Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders                                                                  .97%*
                                                                                                            ===============

Supplemental Data

           Net assets applicable to Common Stock, end of period (in thousands)                              $       552,179
                                                                                                            ===============
           Preferred Stock outstanding, end of period (in thousands)                                        $       285,000
                                                                                                            ===============
           Portfolio turnover                                                                                        70.29%
                                                                                                            ===============


MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Financial Highlights (concluded)
                                                                                                           For the Period
                                                                                                          August 1, 2003++
The following per share data and ratios have been derived                                                    to May 31,
from information provided in the financial statements.                                                          2004
Leverage

           Asset coverage per $1,000                                                                        $         2,937
                                                                                                            ===============

Dividends Per Share on Preferred Stock Outstanding++++

           Series M7--Investment income--net                                                                $           190
                                                                                                            ===============
           Series T7--Investment income--net                                                                $           192
                                                                                                            ===============
           Series W7--Investment income--net                                                                $           188
                                                                                                            ===============
           Series TH7--Investment income--net                                                               $           188
                                                                                                            ===============
           Series F7--Investment income--net                                                                $           189
                                                                                                            ===============

*Annualized.

**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

***Do not reflect the effect of dividends to Preferred Stock shareholders.

++Commencement of operations.

++++The Fund's Preferred Stock was issued on August 20, 2003.

+++Aggregate total investment return.

See Notes to Financial Statements.


MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Muni Intermediate Duration Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. Prior to commencement of operations on August 1, 2003, the Fund had no operations other than those relating to organizational matters and the sale of 6,981 shares of Common Stock on July 17, 2003 to Fund Asset Management, L.P. ("FAM") for $100,003. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



Notes to Financial Statements (continued)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $20,538 has been reclassified between undistributed net investment income and accumulated realized capital gains on investment as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. FAM has contractually agreed to waive a portion of its fee during the first seven years of the Fund's operations ending July 31, 2010, as follows:

                                               Fee Waiver
                                            (As a Percentage
                                            of Average Daily
                                              Net Assets)

Years 1 through 5                                  .15%
Year 6                                             .10%
Year 7                                             .05%
Year 8 and thereafter                              .00%


FAM has not agreed to waive any portion of its fee beyond July 31, 2010.

For the period August 1, 2003 to May 31, 2004, FAM earned fees of
$3,761,844, of which $1,256,455 was waived.

During the period August 1, 2003 to May 31, 2004, Merrill Lynch,
Pierce, Fenner and Smith Incorporated ("MLPF&S"), an affiliate of
FAM, received underwriting fees of $2,850,000 in connection with the issuance of the Fund's Preferred Stock.

For the period August 1, 2003 to May 31, 2004, the Fund reimbursed FAM $13,027 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period August 1, 2003 to May 31, 2004 were $1,355,042,533 and $536,698,097, respectively.

Net realized gains (losses) for the period August 1, 2003 to May 31, 2004 and net unrealized appreciation as of May 31, 2004 were as follows:

                                        Realized         Unrealized
                                  Gains (Losses)       Appreciation

Long-term investments             $    9,799,567     $    1,774,772
Short-term investments                    44,140                 --
Forward interest rate swaps          (3,658,800)            237,798
                                  --------------     --------------
Total                             $    6,184,907     $    2,012,570
                                  ==============     ==============



MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



Notes to Financial Statements (concluded)


As of May 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $1,881,707, of which $8,743,467 related to appreciated securities and $6,861,760 related to depreciated securities. The aggregate cost of investments at May 31, 2004 for Federal income tax purposes was $876,521,328.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the period August 1, 2003 to May 31, 2004 increased by 37,975,000 from shares sold and 52,953 from reinvestment of dividends.

Preferred Stock
Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and liquidation preference of $25,000 per shares, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at May 31, 2004 was Series M7, 1.00%; Series T7, 1.069%; Series W7, 1.07%; Series TH7, 1.039%; and
Series F7, 1.02%.

Shares issued and outstanding during the period August 1, 2003 to May 31, 2004 increased by 11,400 from issuance of Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period August 1, 2003 to May 31, 2004, MLPF&S earned $530,386 as commissions.


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.072000 per share on June 29, 2004 to shareholders of record on June 14, 2004.

The tax character of distributions paid during the period August 1, 2003 to May 31, 2004 was as follows:

                                                   August 1, 2003++
                                                    to May 31, 2004

Distributions paid from:
   Tax-exempt income                                 $   26,615,642
                                                     --------------
Total distributions                                  $   26,615,642
                                                     ==============

++Commencement of operations.


As of May 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                 $    2,857,415
Undistributed ordinary income--net                        6,205,445
                                                     --------------
Total undistributed earnings--net                         9,062,860
Capital loss carryforward                                        --
Unrealized gains--net                                    2,119,506*
                                                     --------------
Total accumulated earnings--net                      $   11,182,366
                                                     ==============

*The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Muni Intermediate Duration Fund, Inc.:

We have audited the accompanying statement of net assets of Muni Intermediate Duration Fund, Inc., including the schedule of investments, as of May 31, 2004, and the related statements of operations and changes in net assets, and financial highlights for the period August 1, 2003 (commencement of operations) to May 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Muni Intermediate Duration Fund, Inc. at May 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the period August 1, 2003 (commencement of operations) to May 31, 2004 in conformity with U.S. generally accepted accounting principles.



(Ernst & Young LLP)
MetroPark, New Jersey
June 30, 2004



Quality Profile (unaudited)


The quality ratings of securities in the Fund as of May 31, 2004 were as follows:

                                    Percent of
                                      Total
S&P Rating/Moody's Rating          Investments

AAA/Aaa                                26.3%
AA/Aa                                   6.8
A/A                                    20.3
BBB/Baa                                20.6
BB/Ba                                   9.2
B/B                                     1.9
CCC/Caa                                 0.3
NR (Not Rated)                          9.0
Other++                                 5.6

++Temporary investments in short-term variable rate municipal securities.



MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



Automatic Dividend Reinvestment Plan (unaudited)


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.



MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010,
Telephone: 800-426-5523.



MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*        President    2003 to   President of the Merrill Lynch Investment     126 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            161 Portfolios
Princeton,             Director               Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region)
Age: 63                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial Data
                                              Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Officers and Directors (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

Donald W. Burton       Director     2003 to   General Partner of the Burton Partnership,    23 Funds       ITC DeltaCom,
P.O. Box 9095                       present   Limited Partnership (an investment            36 Portfolios  Inc.; ITC
Princeton,                                    partnership) since 1979; Managing General                    Holding
NJ 08543-9095                                 Partner of The South Atlantic Venture Funds                  Company, Inc.;
Age: 60                                       since 1983; Member of the Investment Advisory                Knology, Inc.;
                                              Committee of the Florida State Board of                      MainBancorp,
                                              Administration since 2001.                                   N.A.; PriCare,
                                                                                                           Inc.; Symbion,
                                                                                                           Inc.


M. Colyer Crum         Director     2003 to   James R. Williston Professor of Investment    24 Funds       Cambridge
P.O. Box 9095                       present   Management Emeritus, Harvard Business         37 Portfolios  Bancorp
Princeton,                                    School since 1996; James R. Williston
NJ 08543-9095                                 Professor of Investment Management,
Age: 71                                       Harvard Business School from 1971 to 1996.


Laurie Simon Hodrick   Director     2003 to   Professor of Finance and Economics, Graduate  23 Funds       None
P.O. Box 9095                       present   School of Business, Columbia University       36 Portfolios
Princeton,                                    since 1998; Associate Professor of Finance
NJ 08543-9095                                 and Economics, Graduate School of Business,
Age: 41                                       Columbia University from 1996 to 1998.


David H. Walsh         Director     2003 to   Consultant with Putnam Investments since      23 Funds       None
P.O. Box 9095                       present   1993 and employed in various capacities       36 Portfolios
Princeton,                                    therewith from 1973 to 1992; Director,
NJ 08543-9095                                 The National Audubon Society since 1998;
Age: 62                                       Director, The American Museum of Fly
                                              Fishing since 1997.


Fred G. Weiss          Director     2003 to   Managing Director of FGW Associates since     23 Funds       Watson
P.O. Box 9095                       present   1997; Vice President, Planning, Investment    36 Portfolios  Pharmaceuticals,
Princeton,                                    and Development of Warner Lambert Co. from                   Inc.
NJ 08543-9095                                 1979 to 1997; Director of Michael J. Fox
Age: 62                                       Foundation for Parkinson's Research;
                                              Director of BTG International PLC
                                              (a global technology commercialization
                                              company) since 2001.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004


Officers and Directors (unaudited)(concluded)

                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and          and       Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer    1999 to
Age: 43                             present


Kenneth A. Jacob       Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice         present   Management) of MLIM from 1997 to 2000.
Princeton,             President
NJ 08543-9011
Age: 53


Robert A. DiMella      Vice         2003 to   Vice President of MLIM since 1997.
P.O. Box 9011          President    present
Princeton,
NJ 08543-9011
Age: 34


Phillip S. Gillespie   Secretary    2003 to   First Vice President of MLIM since 2001; Director (Legal Advisory) from 2000
P.O. Box 9011                       present   to 2001; Vice President from 1999 to 2000 and Attorney associated with MLIM
Princeton,                                    since 1998.
NJ 08543-9011
Age: 40


* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
EquiServe
P.O. Box 43010
Providence, RI 02940-3010


Preferred Stock:MUI
The Bank of New York
101 Barclay Street-7 West
New York, NY 10286



NYSE Symbol



MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



Important Tax Information (unaudited)


All of the net investment income distributions paid monthly by Muni Intermediate Duration Fund, Inc. during the taxable year ended May 31, 2004 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNI INTERMEDIATE DURATION FUND, INC., MAY 31, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie
Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
Item 3(c)(4) of Form N-CSR.

Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -         Fiscal Year Ending May 31, 2004 - $38,500
                         Fiscal Year Ending May 31, 2003 - N/A

(b) Audit-Related Fees - Fiscal Year Ending May 31, 2004 - $28,000
                         Fiscal Year Ending May 31, 2003 - $N/A

The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(c) Tax Fees -           Fiscal Year Ending May 31, 2004 - $5,200
                         Fiscal Year Ending May 31, 2003 - $N/A

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -     Fiscal Year Ending May 31, 2004 - $0
                         Fiscal Year Ending May 31, 2003 - $N/A

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending May 31, 2004 - $8,200
    Fiscal Year Ending May 31, 2003 - $100,000

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

Donald W. Burton
M. Colyer Crum
Laurie Simon Hodrick
David H. Walsh
Fred G. Weiss

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies -

Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Muni Intermediate Term Duration Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Muni Intermediate Term Duration Fund, Inc.


Date: July 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Muni Intermediate Term Duration Fund, Inc.


Date: July 19, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Muni Intermediate Term Duration Fund, Inc.


Date: July 19, 2004